UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      March 3, 2011

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)
(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ee General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective March 3, 2011, the principal subsidiary of Southern Connecticut Bancorp, Inc. (the “Company”), The Bank of Southern Connecticut (the “Bank”), adopted a Director Retirement Plan (the “Plan”) for each non-employee director of the Bank.  The following description of the Plan is a summary of its material terms and does not purport to be complete, and is qualified in its entirety by reference to the Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Joint Compensation Committee of the Company and the Bank approved the Plan on December 29, 2010 on the condition that it would not become effective unless and until the senior executive officers of the Bank (collectively, “Management”) determined that the expenses to be accrued in connection with the Plan were not excessive.  Following consultations in January and February of 2011 with actuaries and the Company’s independent auditors, Management concluded on March 3, 2011 that the expenses associated with the Plan were not excessive.  Accordingly, without any further action by the Joint Compensation Committee of the Company and the Bank, the Plan became effective on March 3, 2011.

Under the Plan, each non-employee director of the Bank who Retires (as defined below) from the Board of Directors of the Bank (the “Bank Board”) with a minimum of five years of service on the Bank Board shall be entitled to receipt of a one-time payment of $50,000 upon his or her Retirement (as defined below).  The years of service began accruing on March 3, 2011, the date of adoption of the Plan, and will not include any periods in which the person was an employee of the Bank.  “Retire” and “Retirement” means termination of service as a director of the Bank and all its subsidiaries for any reason other than death, Disability (as defined in the Plan) or Specially-Defined Cause (as defined in the Plan).  In addition, the one-time payment of $50,000 shall also become due and payable to the non-employee directors of the Bank regardless of their number of years of service on the Bank Board in the event of (i) a change in control of the Bank (as may be defined by the Bank Board), (ii) the death of a director, (iii) the Disability (as defined in the Plan) of a director or (iv) the failure of a director to stand for reelection due to any age restriction.

ITEM 9.01.            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Bank of Southern Connecticut Director Retirement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2011	SOUTHERN CONNECTICUT BANCORP, INC. By: /s/ Stephen V. Ciancarelli Stephen V. Ciancarelli Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Bank of Southern Connecticut Director Retirement Plan